UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017 (December 31, 2016)

ICON Leasing Fund Eleven, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51916	20-1979428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 31, 2016, ICON Leasing Fund Eleven, LLC (the “Company”) completed its liquidation and dissolution pursuant to a Plan of Liquidation and Dissolution (the “Plan”), which provided for the liquidation of the assets of, and the dissolution of, the Company.

In furtherance of the Plan, the Company entered into a Liquidating Trust Agreement (the “Liquidating Trust Agreement”) with ICON Capital, LLC, the Manager of the Company, as managing trustee (the “Trustee”) of the ICON Leasing Fund Eleven Liquidating Trust (the “Liquidating Trust”). As of December 31, 2016, each of the holders of shares of limited liability company interests in the Company received a pro rata beneficial interest in the Liquidating Trust in exchange for such holder’s interest in the Company.

In accordance with the Plan and the Liquidating Trust Agreement, the Company has transferred all of its remaining cash and other assets and all of its remaining liabilities to the Liquidating Trust. Accordingly, a certificate of cancellation terminating the Company’s legal existence was filed with the Secretary of State of the State of Delaware and was effective on December 31, 2016.  In addition, the Company’s public reporting obligations with the U.S. Securities and Exchange Commission (the “SEC”) (Forms 10-K, 10-Q and 8-K) ceased effective January 5, 2017.

The Liquidating Trust succeeded to the reporting obligations of the Company, and, subject to the receipt of no-action relief from the SEC, will continue to prepare and file with the SEC annual reports showing the assets and liabilities of the Liquidating Trust at the end of each calendar year and the receipts and disbursements of the Trustee with respect to the Liquidating Trust for the period and will describe the changes in the assets of the Liquidating Trust and the actions taken by the Trustee during the period.  The financial statements contained in the annual report will be prepared in accordance with generally accepted accounting principles; however, the financial statements will not be audited by a registered public accounting firm.  The Liquidating Trust will also file current reports under cover of Form 8-K to disclose any material events required by such form.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

10.1	Plan of Liquidation and Dissolution.
10.2	Liquidating Trust Agreement.
99.1	Letter to Members dated January 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON LEASING FUND ELEVEN, LLC
By: ICON CAPITAL, LLC, its Manager

Dated: January 5, 2017	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer